                                                                   Exhibit 10.20

                                   SUBLEASE
                                   --------

     THIS SUBLEASE, dated for references purposes as of August 15, 2000, is made between VIRAGE, INC., a Delaware corporation ("Sublessor"), and BLUE MARTINI SOFTWARE, INC., a Delaware corporation ("Sublessee").

                                   RECITALS
                                   --------

     A. Pursuant to an Office Lease, dated February 17, 2000 (the "Master Lease"), between Sublessor, as the "Tenant," and Jim Joseph, trustee of the Jim Joseph Revocable Trust, dated January 19, 1990, as the "Landlord" ("Master Lessor"), Master Lessor leased to Sublessor certain premises consisting of approximately 48,000 rentable square feet in first and third floors of the building (the "Building") located at 411 Borel Avenue, San Mateo, California (the "Premises"). A copy of the Master Lease is attached hereto as Exhibit A.
                                                                   ---------

     B. Sublessor and Sublessee desire to enter into this Sublease pursuant to which Sublessee shall sublease from Sublessor a portion of the Premises on the terms set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Sublessor and Sublessee agree as follows:

                                   AGREEMENT
                                   ---------

     1.  Recitals; Definitions: The recitals set forth above are incorporated
         ---------------------
herein by reference. All capitalized terms used herein and not otherwise defined herein shall have the same meanings as set forth in the Master Lease.

     2.  Sublease Premises: Sublessor hereby leases to Sublessee, and Sublessee
         -----------------
leases from Sublessor, a portion of the Premises consisting of 23,852 rentable square feet, as described more particularly on Exhibit B attached hereto (the
                                               ---------
"Subleased Premises").

     3.  Term: The initial term of this Sublease (the "Initial Term") shall be
         ----
for a period of fifteen (15) months commencing on September 5, 2000 (the "Commencement Date"), and ending on November 30, 2001 (the "Expiration Date"), unless this Sublease is sooner terminated pursuant to its terms or the Master Lease is sooner terminated pursuant to its terms. So long as Sublessee is not in default of this Sublease, Sublessee shall have the right to request an extension of the Initial Term for one (1) period of six (6) months (the "Extension Option"), provided that at least four (4) months prior to the exercise of the Extension Option, Sublessee must give written notice to Sublessor, in the manner provided in Section 18 hereof, specifying that Sublessee wishes to exercise the Extension Option. Notwithstanding delivery of such notice, unless Sublessor agrees in writing within 30 days after receipt of such notice that Sublessor is willing to extend the Initial Term, Sublessor shall be deemed to have rejected such request, and this Sublease shall terminate on the Expiration Date. If Sublessor agrees to such extension, then Sublessor shall prepare and Sublessee shall execute an amendment to this Sublease confirming such extension on the same terms of this Sublease. The parties acknowledge that time is of the

                                      1.

essence with respect to any notice given to Sublessor under this Section 3. The Initial Term and any extension of the Initial Term in accordance with this
Section 3 collectively are referred to as the "Term." In no event shall the Term extend beyond May 31, 2002.

     4.  Early Possession: If Sublessor permits Sublessee to occupy the
         ----------------
Subleased Premises prior to the Commencement Date, such occupancy shall be subject to all of the provisions of this Sublease, except the obligation to pay rent and/or Sublessee's Share of Direct Operating Expenses and shall not advance the termination date of this Sublease. Sublessee shall obtain the written consent of Master Lessor and Sublessor to any improvements desired to be made by Sublessee, which consent shall not be unreasonably withheld as to Sublessor's consent.

     5.  Rent and Other Financial Obligations:

         A.  Rent. The rent payable by Sublessee hereunder shall be $174,000 per
             ----
month, which shall be due on or before the first day of each month during the Term. The first installment of rent shall be paid on or before September 5, 2000, it being acknowledged that Sublessor has received the sum of $50,000 prior to the date hereof, which shall be applied to the first installment of rent. Rent otherwise shall be paid without offset or abatement of any nature whatsoever, except as specifically set forth in this Sublease. Rent shall be paid directly to Sublessor at the address set forth in Section 18 hereof or such other address as may be designated by written notice from Sublessor to Sublessee.

         B.  Additional Rent. Sublessor and Sublessee agree that in addition to
             ---------------
rent, Sublessor shall pay a fraction, the numerator of which shall be 24,000 and the denominator of which shall be the entire square footage of the Premises (such fraction herein called "Sublessee's Share"), of all (i) Direct Operating Expenses (as defined in Section 21(b) of the Master Lease), real estate taxes (as provided in Section 22 of the Master Lease), and all other amounts required by the Master Lease to be paid by the Sublessor with respect to the Premises, the Building and the Office Park. All monies (other than rent) required to be paid by Sublessee to Sublessor as a result of any default or breach by Sublessee under this Sublease or other express provisions hereof shall be deemed "Additional Rent."

         C.  Letter of Credit. Sublessee shall provide Sublessor with an
             ----------------
irrevocable standby letter of credit (the "Letter of Credit") in the amount of $2,088,000. The Letter of Credit shall be issued by a financial institution (the "LC Issuer") with a minimum capital and earned surplus of Five Hundred Million Dollars ($500,000,000.00) and otherwise reasonably acceptable to Sublessor, shall show Sublessor as the account party, and shall have a term expiring not earlier than one month after the expiration of the Term of this Sublease. The Letter of Credit shall be in the form of Exhibit C attached hereto and shall be
                                         ---------
delivered to Sublessor upon execution of this Sublease by Sublessee. The Letter of Credit shall provide that (i) Sublessor may draw upon the Letter of Credit up to the full amount thereof and the LC Issuer will pay to Sublessor the amount of such draw (the "Letter of Credit Proceeds") upon receipt by the LC Issuer of a sight draft signed by Sublessor and accompanied by a written certification from an officer of Sublessor to the LC Issuer stating that: (A) a default by Sublessee has occurred and is continuing under this Sublease and any applicable grace period has expired, or Sublessor is otherwise entitled to draw

                                      2.

upon the Letter of Credit pursuant to the terms of this Sublease, or (B) Sublessor has not received notice from the LC Issuer at least thirty (30) days prior to the then current expiry date of the Letter of Credit that the Letter of Credit has been renewed for a period ending not earlier than sixty (60) days after the expiration of the Term hereof, together with a replacement Letter of Credit or a modification to the existing Letter of Credit effectuating such renewal, and Sublessee has not otherwise furnished Sublessor with a replacement Letter of Credit as hereinafter provided; and (ii) that, in the event of Sublessor's assignment or other transfer of its interest in this Sublease, the Letter of Credit shall be freely transferable by Sublessor, without recourse and without the payment of any fee or consideration, to the assignee or transferee of such interest and the LC Issuer shall confirm the same to Sublessor and such assignee or transferee. In the event that the LC Issuer shall fail to (y) notify Sublessor that the Letter of Credit will be renewed for a period ending at least sixty (60) days after the expiration of the Term of this Sublease, and (z) deliver to Sublessor a replacement Letter of Credit or a modification to the existing Letter of Credit effectuating such renewal, and Sublessee shall not have otherwise delivered to Sublessor, at least thirty (30) days prior to the expiration date thereof, a replacement Letter of Credit in the amount required hereunder and otherwise meeting the requirements set forth above, or if Sublessee shall otherwise fail to deliver to Sublessor a replacement Letter of Credit whenever required under this Section 5.C, then Sublessor shall be entitled to draw on the Letter of Credit as provided above and to hold the Letter of Credit Proceeds.

         Sublessor may (but shall not be required to) draw upon the Letter of Credit and use the Letter of Credit Proceeds or any portion thereof (i) to the extent necessary to (A) cure any default by Sublessee under this Sublease and to compensate Sublessor for any loss or damage Sublessor incurs as a result of such default, and (B) reimburse Sublessor for the payment of any amount which Sublessor may for any other purpose spend or be required to spend by reason of any default on the part of Sublessee, and (ii) for any other purpose authorized by this Sublease, it being understood that any such draw upon the Letter of Credit or use of the Letter of Credit Proceeds shall not constitute a bar or defense to any of Sublessor's remedies under this Sublease, at law or in equity. In such event and upon written notice from Sublessor to Sublessee specifying the amount of the Letter of Credit Proceeds so utilized by Sublessor and the particular purpose for which such amount was applied, Sublessee shall promptly deliver to Sublessor an amendment to the Letter of Credit or a replacement Letter of Credit in the amount then required to be maintained hereunder. Sublessee's failure to deliver such replacement Letter of Credit to Sublessor within ten (10) days of Sublessor's notice shall constitute an immediate default hereunder.

         If the Term is extended beyond the Initial Term, then the Letter of Credit shall be renewed from time to time during the period that the Letter of Credit must be maintained pursuant to this Section 5.C . Such renewals shall be for a period of not less than sixty (60) days after the expiration of the Term. Sublessee understands and agrees that neither the Letter of Credit nor any Letter of Credit Proceeds shall be deemed an advance rent deposit or an advance payment of any other kind, or a measure of Sublessor's damages upon a default on the part of Sublessee. Sublessor shall not be required to segregate the Letter of Credit Proceeds from its other funds and no interest shall accrue or be payable to Sublessee with respect thereto. In the event Sublessor transfers its interest in this Sublease, Sublessor shall transfer the Letter of Credit

                                      3.

and any Letter of Credit Proceeds then held by Sublessor to Sublessor's successor in interest, and thereafter Sublessor shall have no further liability to Sublessee with respect to such Letter of Credit or Letter of Credit Proceeds. The term "Letter of Credit" shall, for the purposes of this Sublease, include any replacement or renewal Letter of Credit.

         Provided that Sublessee is not then in default under this Sublease beyond any applicable cure period, the amount of the Letter of Credit shall be reduced on the first day of the second full month of the Term by $174,000 and thereafter on the first day of each month of the Term by $174,000; provided, however, that in no event shall the Letter of Credit be reduced to less than $348,000.

     6.  Parking: Sublessee shall have the non-exclusive right to use three and
         -------
one-third parking spaces per 1,000 square fee of rentable space of the existing vehicle parking spaces on an unreserved and unassigned basis on those portions of the parking areas designated by Sublessor for parking. All parking spaces shall be used only for vehicles no larger than full size passenger automobiles or pick-up trucks. Sublessee shall not permit or allow any vehicles that belong to or are controlled by Sublessee or Sublessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Sublessor for such activities. If Sublessee permits or allows any of the prohibited activities described in this Section 6, then Sublessor shall have the right, without notice, in addition to such other reasonable rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost thereof to Sublessee, which costs shall be immediately payable upon demand by Sublessor as Additional Rent hereunder.

     7.  Condition of Subleased Premises:
         -------------------------------

         A. Sublessor shall deliver the Subleased Premises to Sublessee in its existing "as is" condition and with all Building systems in their existing condition, it being acknowledged that Sublessor has not been in possession of the Premises or the Subleased Premises prior to the effective date of this Sublease. By taking possession of the Subleased Premises, Sublessee shall be deemed to have accepted the Subleased Premises in good, clean and completed condition and state of repair. Sublessee acknowledges and agrees that neither Sublessor nor any of Sublessor's agents, representatives or employees has made any representations as to the suitability, fitness or condition of the Subleased Premises for the conduct of Sublessee's business or for any other purpose. Sublessee hereby accepts the Subleased Premises, the Building, and all improvements thereon, in their existing condition, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Sublease subject to all of the foregoing and to all matters disclosed in this Sublease. Sublessee shall repair and maintain the Subleased Premises in accordance with Section 7 and any other applicable provisions of the Master Lease, provided that Sublessor at its sole option may elect to perform such maintenance and repairs. Any exception to the foregoing provisions must be made by express written agreement by both parties.

                                      4.

         B.  Maintenance, Repair and Other Services. Notwithstanding any
             --------------------------------------
provision of the Master Lease to the contrary, Sublessor shall have no obligation to maintain or repair any part of the Building, the Office Park or any common areas, or to provide heat, air conditioning, water, electricity, janitorial services, or other utilities, maintenance, repair, or services that Master Lessor is required to provide under Section 8 or Section 9 of the Master Lease or otherwise, it being agreed that Sublessee shall look solely to Master Lessor for the provision of such services. Sublessor shall have no obligation to restore or repair any damage to the Subleased Premises, the Premises or the Office Park resulting from damage by casualty, eminent domain, the acts of Master Lessor or any other party.

     8.  Right to Cure Defaults: If Sublessee fails to pay any sum of money to
         ----------------------
Sublessor, or fails to perform any other act on its part to be performed hereunder, then Sublessor may, but shall not be obligated to, make such payment or perform such act. All such sums paid, and all costs and expenses of performing any such act, shall be deemed Additional Rent payable by Sublessee to Sublessor upon demand, together with interest thereon at the Interest Rate from the date of the expenditure until repaid.

     9.  Assignment and Subletting: Sublessee may not assign this Sublease or
         -------------------------
sublet the Subleased Premises except with the prior written consent of Sublessor, which shall be granted or withheld in accordance with Section 20 of the Master Lease, which is incorporated herein by reference; provided, however, that the right of recapture contained in said Section 20 shall not be applicable to Sublessor. Any assignment or sublease by Sublessee also shall be subject to the prior written consent of Master Lessor to the extent required by the Master Lease.

     10. Use:
         ---

         A.  Permitted Use: As used herein, the term "Permitted Use" shall have
             -------------
the be limited to the uses of the Premises permitted under Section 5 of the Master Lease. Sublessee may use the Subleased Premises only for the Permitted Use and for no other purpose. Sublessee shall not use, store, transport, or dispose of any Hazardous Substances (as defined in Section 33 of the Master Lease), except as expressly permitted under said Section 33. All such use, handling, storage and disposal otherwise shall be in compliance with all applicable laws statutes, codes, rules, regulations, policies and other requirements of all governmental authorities and the Master Lease.

         B.  Entry by Sublessor: Sublessor and its employees, agents,
             ------------------
contractors and invitees shall have the same rights to enter the Subleased Premises as are conferred upon Master Lessor pursuant to the Master Lease, including the right to enter the Subleased Premises at all reasonable times for the purpose of making alterations, repairs, improvements or additions to the Subleased Premises as Sublessor may deem reasonably necessary or desirable. Sublessor shall provide Sublessee with at least twenty four (24) hours notice before any entry upon any portion of the Subleased Premises that has been physically separated from the Subleased Premises (by walls, fences or other barriers), except in the event of an emergency, in which case no prior notice shall be required.

                                      5.

     11. Effect of Conveyance: As used in this Sublease, the term "Sublessor"
         --------------------
means the holder of the lessee's interest under the Master Lease, provided that in the event of any transfer of the lessee's interest under the Master Lease, Sublessor shall not be relieved of its obligations to Sublessee hereunder.

     12. Delivery and Acceptance: If Sublessor is unable to deliver possession
         -----------------------
of the Subleased Premises to Sublessee on or before the anticipated Commencement Date for any reason whatsoever, then this Sublease shall not be void or voidable, nor shall Sublessor be liable to Sublessee for any loss or damage; however, in such event, rent shall abate until Sublessor delivers possession of the Subleased Premises to Sublessee. If Sublessor fails to deliver possession of the Subleased Premises to Sublessee by September 15, 2000, then Sublessee may terminate this Sublease by written notice to Sublessor. Upon such termination, all sums delivered by Sublessee to Sublessor hereunder immediately shall be returned to Sublessee.

     13. Improvements:
         ------------

         A.  Improvements and Tenant Changes. Sublessee shall make no
             -------------------------------
improvements, additions, changes or alterations (collectively, "Changes") to the Subleased Premises, except in accordance with this Sublease and the Master Lease, and, to the extent required by Section 13 of the Master Lease, with the prior written consent of both Master Lessor and Sublessor. At the expiration or sooner termination of this Sublease, all Changes installed in the Subleased Premises, other than trade fixtures which can be removed without injury to the Subleased Premises, shall be surrendered to Sublessor, unless Master Lessor or Sublessor requires that such Changes be removed as provided in the Master Lease.

     14. Indemnification; Insurance; and Release and Waiver of Subrogation:
         -----------------------------------------------------------------

         A.  Incorporation: The provisions of Sections 11 and 12 of the Master
             -------------
Lease are incorporated herein by reference, and Sublessee agrees to assume all obligations of Sublessor thereunder. Master Lessor and Sublessee shall be named as additional insured parties on all insurance policies required to be obtained by Sublessee in accordance with Section 11 of the Master Lease. Sublessee shall provide Sublessor with certificates of insurance evidencing such coverage together with copies of all insurance policies and endorsements (including additional insured endorsements) prior to the Commencement Date.

         B.  Release and Waiver: Sublessor and Sublessee hereby release each
             ------------------
other from any injury to persons, damage to property, or loss of any kind which is caused by or results from any risk insured against under any valid and collectable insurance policy carried by either party, which contains a waiver of subrogation by the insurer; provided, however, that such liability shall be released only to the extent that the damages are covered by such insurance, and only if the insurance permits such partial release. This release shall be in effect only so long as the applicable insurance policy contains a clause to the effect that this release shall not affect the right of the insured to recover under such policy. Each party shall use its best efforts to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery against the other party and its agents and employees in connection with any damage or injury covered by such policy, and each party shall notify the other party if it is unable to obtain such a

                                      6.

waiver of subrogation. The waiver of subrogation provisions contained in Section 11 of the Master Lease shall be deemed a three-party agreement binding among and inuring to the benefit of Sublessor, Sublessee and Master Lessor (by reason of its consent to this Sublease). Sublessor shall not be liable to Sublessee, nor shall Sublessee be entitled to terminate this Sublease or to abate rent, for any reason, including without limitation: (i) failure or interruption of any utility system or service, (ii) failure of Master Lessor to maintain the Subleased Premises as may be required under the Master Lease, or (iii) penetration of water into or onto any portion of the Subleased Premises.

     C.  Additional Indemnification. Should Master Lessor exercises its rights
         --------------------------
pursuant to paragraph 16 of that certain CONSENT TO SUBLEASE agreement dated September 1, 2000, by and between Master Lessor, Sublessor and Sublessee, Sublessor and Sublessee agree that should Master Lessor exercise such rights as the result of losses, costs, expenses, claims or liabilities caused solely by either (i) Sublessor, its agents, employees, contractors, invitees, visitors or representatives or (ii) Sublessee, its agents, employees, contractors, invitees, visitors or representatives (the "Indemnifying Party"), that the Indemnifying Party shall indemnify the other against and hold it harmless from any and all losses, costs, expenses claims and liabilities as maybe asserted against the other party by the Master Lessor pursuant that certain paragraph 16.

     15. Default: The terms and conditions of Section 28 of the Master Lease are
         -------
incorporated herein by reference, except that the ten (10) day period referred to in Section 28(a) shall be changed to five (5) days, and the twenty (20) day periods referred to in Section 28(c) are changed to ten (10) days. Upon the occurrence of a default by Sublessee, Sublessor shall have all rights and remedies available under the Master Lease and other applicable law.

     16. Surrender: Prior to the Expiration Date, Sublessee shall remove all of
         ---------
its trade fixtures and shall surrender the Subleased Premises to Sublessor in good condition (reasonable wear and tear and damage by casualty and condemnation excepted), free of Hazardous Substances, and as otherwise required by the Master Lease. If the Subleased Premises are not so surrendered, then Sublessee shall be liable to Sublessor for all costs incurred by Sublessor in returning the Subleased Premises to the required condition, plus interest thereon at the Interest Rate. Sublessee shall indemnify Sublessor against all loss and liability resulting from Sublessee's delay in surrendering the Subleased Premises.

     17. Broker: The parties acknowledge that Sublessor has retained BT
         ------
Commercial as its agent in connection with the transactions contemplated by this Sublease, and Sublessee has retained Wayne Mascia Associates in connection with such transactions. Sublessor shall compensate Wayne Mascia Associates pursuant to a separate commission agreement between such parties. Except as set forth in this Section 17, Sublessor and Sublessee each represent to the other that they have dealt with no real estate brokers, finders, agents or salesmen in connection with this transaction. Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder's fees, or other compensation made by any other agent, broker, salesman or finder as a consequence of said party's actions or dealings with such agent, broker, salesman, or finder.

                                      7.

     18. Notices: Any notice, demand, request, consent, approval, submittal or
         -------
communication (for purposes of this paragraph, "Notice") that either party desires or is required to give to the other party or any other person shall be in writing. All Notices and payments shall be served personally, sent by prepaid, first-class certified or registered mail, return receipt requested or sent by overnight delivery service. Such Notice or payment shall be effective on the earlier of the date of actual delivery or refusal of a party to accept delivery thereof and shall be sent to the following addresses:

         Master Lessor:  Jim Joseph, Trustee
         -------------
                         411 Borel Avenue, Suite 600
                         San Mateo, CA 94402

         Sublessor:      Virage, Inc.
         ---------
                         177 Bovet Road, Suite 520
                         San Mateo, CA 94402
                         Attention: Legal Department

         Sublessee:      Blue Martini Software, Inc.
         ---------
                         2600 Campus Drive
                         San Mateo, CA  94403
                         Attn:  Michael Strambi

     19. Severability: If any term of this Sublease is held to be invalid or
         ------------
unenforceable by any court of competent jurisdiction, then the remainder of this Sublease shall remain in full force and effect to the fullest extent possible under the law, and shall not be affected or impaired.

     20. Amendment: This Sublease may not be amended except by the written
         ---------
agreement of all parties hereto.

     21. Attorneys' Fees: If either party brings any action or legal proceeding
         ---------------
with respect to this Sublease, the prevailing party shall be entitled to recover reasonable attorneys' fees, experts' fees, and court costs. If either party becomes the subject of any bankruptcy or insolvency proceeding, then the other party shall be entitled to recover all attorneys' fees, experts' fees, and other costs incurred by such party in protecting its rights hereunder and in obtaining any other relief as a consequence of such proceeding.

     22. Default by Sublessor; Limitations on Recourse: Sublessor shall not be
         ---------------------------------------------
in default of this Sublease unless Sublessor fails to perform any obligation of Sublessor hereunder and such failure continues for thirty (30) days (or such longer period of time as reasonably may be required) after Sublessor's receipt of written notice from Sublessee specifying such failure. Sublessee agrees that, in the event of any default or breach by Sublessor under this Sublease's damages shall be limited to an amount which does not exceed the lesser of (a) Sublessee's actual damages or (b) the then exiting amount of the Letter of Credit. Sublessee shall have no right to offset rent against any damages or claims for damages suffered or incurred by Sublessee. Sublessor shall not be liable under any circumstances for consequential or punitive damages or injury or damage to, or interference with, Sublessee's business, including but not limited to, loss

                                       8.

of profits, loss of rents, or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring, while the foregoing limitation shall not apply to the gross negligence or willful misconduct of Sublessor. Without limiting the preceding provisions of this Section 22, if Sublessor is a corporation or other form of business entity, then (a) the obligations of Sublessor shall not constitute the personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders or other principals or representatives of such business entity. The provisions of this Section 22 shall apply only to Sublessor and shall not be for the benefit of any insurer nor any other third party.

     23. Other Sublease Terms:
         --------------------

         A.  Incorporation By Reference: The terms and conditions of this
             --------------------------
Sublease shall include the terms and conditions of the Master Lease, which are incorporated into this Sublease as if fully set forth, except that: (i) each reference in such incorporated paragraphs to "Lease" shall be deemed a reference to "Sublease"; (ii) each reference to the "Premises" shall be deemed a reference to the "Subleased Premises"; (iii) each reference to "Landlord" and "Tenant" shall be deemed a reference to "Sublessor" and "Sublessee", respectively; (iv) each reference to the "Letter of Credit" shall be deemed a reference to the Letter of Credit referred to in Section 5.C. of this Sublease; and (v) each reference to "Commencement Date" shall be deemed a reference to the Commencement Date as defined herein. Notwithstanding the foregoing, (a) any terms and provisions of this Sublease that are inconsistent with the terms and conditions of the Master Lease as incorporated herein shall supersede such terms and conditions of the Master Lease, and (b) the following paragraphs of the Master Lease are hereby excluded from incorporation into this Sublease, or are incorporated with the following changes, as indicated below:

     Sections 1(a) is not incorporated herein. Section 1(b) is incorporated herein, except that the reference to "October 1, 2000" in the last sentence thereof is changed to "September 5, 2000."

     Sections 2(a) and (c) are not incorporated herein.

     Section 3 is not incorporated herein.

     Section 4 is not incorporated herein.

     Section 5 is incorporated herein, except that the references in the second paragraph of Section 5 to "260 people" are hereby changed to 130 people."

     Section 6 is incorporated herein, except that the reference to "160 non-exclusive parking spaces" is changed to "three and one-third non-exclusive parking spaces per 1,000 square feet of rentable space comprising the Premises.." The last sentence of Section 6 of the Master Lease is not incorporated herein. In the event of any inconsistency between Section 6 of the Master Lease and Section 6 hereof, the terms of Section 6 hereof shall prevail.

                                       9.

     Sublessor makes no representations or warranties regarding the Building, the Subleased Premises or the common areas, it being agreed that the second-to- last and third-to-last sentences of Section 9 of the Master Lease are not incorporated herein.

     The second and third paragraphs of Section 20 of the Master Lease are not incorporated herein. Any sublease, assignment or other transfer of Sublessee's interest in this Sublease shall require the consent of each of Master Lessor and Sublessor.

     Section 21 is incorporated herein, with the following changes:

     The last sentence of the second paragraph of Section 21 is deleted and replaced with the following: "For the purposes of this Paragraph 21, the amount of square footage in the Subleased Premises shall be deemed to be 24,000 square feet, and the amount of square footage in the Office Park shall be deemed to be 126,000 square feet."

     Sublessor shall provide Sublessee with a copy of the estimates or statements received from time to time from Master Lessor, but Sublessor shall not be required to prepare separate estimates or statements, and Sublessor shall make no representations or warranties regarding the accuracy or completeness of Master Lessor's estimates or statements.

     Section 22 is incorporated herein, with the following changes:

     The last sentence of the fourth paragraph of Section 22 is deleted and replaced with the following: "For the purposes of this Paragraph 22, the amount of square footage in the Subleased Premises shall be deemed to be 24,000 square feet, and the amount of square footage in the Office Park shall be deemed to be 126,000 square feet."

     Sublessor shall provide Sublessee with a copy of the estimates or statements received from time to time from Master Lessor, but Sublessor shall not be required to prepare separate estimates or statements, and Sublessor shall make no representations or warranties regarding the accuracy or completeness of Master Lessor's estimates or statements.

     Section 23 is incorporated herein, except that Sublessor shall only be required to provide to Sublessee copies of the correspondence and reports concerning any casualty to the extent received by Sublessor from Master Lessor. Sublessor shall not have any obligation to repair or restore the Subleased Premises or any other portion of the Office Park, it being agreed that Sublessee shall look solely to Master Lessor with respect to such repairs or restoration.

     Section 34 is not incorporated herein.

     Sections 35 and 36 are not incorporated herein.

                                      10.

     Exhibit B of the Master Lease is not incorporated herein and is replaced by Exhibit B attached hereto.

          B.  Termination of Master Lease: In the event the Master Lease is
              ---------------------------
terminated for any reason, then, on the date of such termination, this Sublease automatically shall terminate and be of no further force or effect. If the termination of the Master Lease (and the resulting termination of this Sublease) occurs for any reason other than a breach of this Sublease by Sublessor, Sublessor shall have no liability therefor to Sublessee. During the Term of this Sublease, Sublessor shall not enter into any agreement with Master Lessor to terminate the Master Lease, provided that nothing herein shall preclude Sublessor from exercising any termination right under the Master Lease as the result of casualty or eminent domain or as a result of the exercise of any other termination rights granted under the Master Lease. Sublessor shall not enter into an agreement to amend or modify the Master Lease in any way which materially affects Sublessee's rights or increases Sublessee's obligations, without the prior written consent of Subtenant, which consent shall not be unreasonably withheld. Sublessee shall have the same right to terminate this Sublease as Sublessor has to terminate the Master Lease, provided that Sublessee shall not have the right to exercise such termination rights except to the extent Sublessor actually exercises such rights under the Master Lease.

          C.  Consent to Actions by Sublessee: Whenever the consent of Master
              -------------------------------
Lessor is required under the Master Lease, Sublessee shall obtain the consent of both Sublessor and Master Lessor. Furthermore, this Sublease shall not be operative or deemed effective for any purpose whatsoever unless and until the consent of Master Lessor has been obtained. If such consent is not obtained within thirty (30) days following the date hereof, Sublessee shall have the right to terminate this Sublease by providing written notice thereof to the other unless such consent is obtained prior to the giving of any such notice, in which event such notice shall be of no force or effect. If such written notice of termination is given following the lapse of such thirty (30) day period and prior to Master Lessor's consent being obtained, this Sublease shall be deemed null and void and neither Sublessor nor Sublessee shall have any liability or obligations to the other hereunder, and all sums delivered to Sublessor by Sublessee hereunder immediately shall be returned to Sublessee. Sublessee and Sublessor shall use commercially reasonable efforts and shall cooperate with each other in seeking Master Lessor's consent to this Sublease as soon as practicable.

          D.  Enforcement of Rights: If Master Lessor fails to perform any of
              ---------------------
its obligations under the Master Lease, Sublessee shall give written notice to Sublessor specifying the nature of the failure. Sublessor shall exercise its diligent efforts in attempting to cause Master Lessor to perform its obligations under the Master Lease for the benefit of Sublessee, including, but not limited to, the Master Lessor's obligations to make repairs and provide services under the Master Lease. Such efforts shall include, without limitation, upon Sublessee's request, immediately notifying Master Lessor of its non-performance under the Master Lease and requesting that Master Lessor perform such obligations. If such failure is not cured by Master Lessor (after giving effect to any cure or grace periods as provided in the Master Lease and after the passage of time required by Master Lessor's lender or lenders, if any to cure such failure) and if such failure constitutes a material default by Master Lessor, then Sublessor shall institute legal

                                      11.

proceedings again the Master Lessor to obtain the performance of the Master Lessor's obligations under the Master Lease. Sublessee shall indemnify, defend, protect and hold Sublessor harmless from and against any and all liabilities or expenses, including attorneys' fees and costs, arising out of or in connection with any enforcement or attempted enforcement of, on behalf of Sublessee, the Master Lessor's obligations under the Master Lease. The indemnification provision set forth in this Section 23.D shall survive termination of this Sublease.

          E. Status of Master Lease. Sublessor warrants and represents to Sublessee that as of the date of execution of this Sublease and to Sublessor's knowledge: (i) Exhibit A to this Sublease is a true, correct and complete copy of the Master Lease; (ii) there are no other documents forming a part of the Master Lease or constituting an amendment thereto; (iii) the Master Lease is in full force and effect; (iv) to Sublessor's knowledge, there are no pending or threatened actions, suits or proceedings before any court or administrative agency against Sublessor which could adversely affect the Subleased Premises or any part thereof or the ability of Sublessor to perform its respective obligations under the Master Lease or this Sublease, and Sublessor is not aware of any facts which might result in any such actions, suits or proceedings; (v) to Sublessor's knowledge, there is no pending or threatened condemnation or similar proceeding affecting the Subleased Premises or any portion thereof; (vi) Sublessor is not in default or breach of any provision of the Master Lease, and Sublessor has no knowledge of any default or breach of any of the provisions of the Master Lease by Master Lessor; and (viii) Sublessor has not transported, stored, used, manufactured, emitted, disposed of or released any Hazardous Substances on or about the Premises in violation of any law, rule, regulation, treaty or statute promulgated by any governmental authority.

     IN WITNESS WHEREOF, the parties have executed this Sublease on the day and year first above written.

SUBLESSEE:                            SUBLESSOR:

BLUE MARTINI SOFTWARE, INC.,          VIRAGE, INC.,
a Delaware corporation                a Delaware corporation

By: /s/ John E. Calonico, Jr.         By: /s/ Frank Pao
    -----------------------------         ----------------------------
Printed                               Printed
Name:   John E. Calonico, Jr.         Name:   Frank Pao
        -------------------------             ------------------------
Its: VP, Chief Financial Officer      Its: VP of Business Affairs
     ---------------------------           ---------------------------
     & Secretary                           & General Counsel
     -----------                           ---------------------------

                                      12.

                                   Exhibit A
                                   ---------

                                 Master Lease

                                [See attached]

                                   Exhibit B
                                   ---------

                       Description of Subleased Premises

                                [See attached]

                                   Exhibit C
                                   ---------

                               Letter of Credit

                                [See attached]